EXHIBIT 10.83


                        LINE OF CREDIT SECURITY AGREEMENT

                                 by and between

                VILLAGE FARMS INTERNATIONAL FINANCE ASSOCIATION,

                                    as Debtor

                                       and

                                  COBANK, ACB,

                     as Agent for the Line of Credit Lenders


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                                TABLE OF CONTENTS


1. Definitions .............................................................   2

2. Collateral/Grant of Security Interest ...................................   4

    2.1 Grant of First Priority Interest ...................................   4

    2.2 Grant of Second Priority Security Interest .........................   6

    2.3 Grant of First Priority Security Interest ..........................   6

3. Secured Obligations .....................................................   7

4. Representations and Warranties ..........................................   7

    4.1 Organization; Power and Authority, etc .............................   7

    4.2 Due Authorization; Power ...........................................   7

    4.3 Consents; Approvals ................................................   7

    4.4 Title to Collateral ................................................   7

    4.5 Underlying Line of Credit Loans ....................................   7

    4.6 Principal Office; Collateral; Books and Records ....................   8

5. Covenants of Debtor .....................................................   8

    5.1 Title to Collateral ................................................   8

    5.2 Location of Debtor, Collateral and Books and Records ...............   9

    5.3 Books and Records ..................................................   9

    5.4 Inspection of Collateral ...........................................   9

    5.5 Transfers, Dispositions and Encumbrances ...........................   9

    5.6 Maintenance and Repair; Taxes; Insurance ...........................   9

    5.7 Compliance with Laws ...............................................  10

    5.8 Change in Structure or Name ........................................  10


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    5.9 Underlying Line of Credit Loan Documents ...........................  10

    5.10 Possession of Collateral; Further Assurances ......................  10

6. Events of Default .......................................................  10

7. Rights Upon Default .....................................................  10

    7.1 General ............................................................  10

    7.2 Right of Secured Party to Take Possession and Dispose of Collateral   11

    7.3 Notice of Disposition of Collateral ................................  11

    7.4 Right of Secured Party to Use and Operate Collateral ...............  11

    7.5 Collection of Accounts .............................................  12

    7.6 Rights of Secured Party With Respect to the Securities Collateral ..  13

    7.7 Collection of Underlying Line of Credit Loan Notes .................  14

8. General Provisions ......................................................  15

    8.1 Appointment and Rights of Agent ....................................  15

    8.2 Amendment, Modification, and Waiver ................................  15

    8.3 Costs and Attorneys'Fees ...........................................  15

    8.4 Revival of Obligations .............................................  16

    8.5 Performance by Secured Party .......................................  16

    8.6 Power of Attorney ..................................................  16

    8.7 Protection of Collateral ...........................................  17

    8.8 Additional Rights of Secured Party .................................  17

    8.9 Successors and Assigns .............................................  17

    8.10 Advances ..........................................................  17

    8.11 Severability ......................................................  17

    8.12 Governing Law .....................................................  18


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    8.13 Notices ...........................................................  18

    8.14 Financing Statement ...............................................  18

    8.15 Conflict with Line of Credit Loan Agreement .......................  18


                                      iii

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                                    EXHIBITS


Exhibit 4.6     Location of Principal Office and Collateral


                                       iv

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                        LINE OF CREDIT SECURITY AGREEMENT


     THIS LINE OF CREDIT SECURITY AGREEMENT ("Security Agreement") is made as of the 24th day of June, 1997, by and between VILLAGE FARMS INTERNATIONAL FINANCE ASSOCIATION, a Delaware corporation ("Debtor") whose address is 1811 Sardis Road North, Suite 207, Charlotte, North Carolina 28270 and COBANK, ACB ("CoBank"), as Agent on behalf of and for the benefit of the Line of Credit Lenders (as hereinafter defined), whose address is 245 N. Waco Street, Wichita, Kansas 67202 (CoBank and all Successor Agents appointed pursuant to the Line of Credit Agreement are referred to herein as "Secured Party").

                                 R E C I T A L S

     A. The Line of Credit Lenders have entered into a Credit Agreement (Line of Credit Facility) of even date herewith with Debtor (as amended from time to time, the "Line of Credit Agreement") pursuant to which the Line of Credit Lenders have agreed to provide Debtor with a line of credit of $10,000,000 ("Line of Credit Loan"), including a sublimit of $5,000,000 for the issuance of letters of credit, under the terms and conditions set forth in the Line of Credit Agreement to (i) fund Debtor's purchase of the LOC Loan (as defined below), (ii) fund Debtor's loan to Agro Power Development, Inc. ("Guarantor") to meet Guarantor's working capital needs, (iii) fund the extension by Debtor of lines of credit (including provisions for the issuance of letters of credit) (1) to Underlying Term Loan Borrowers (as defined below) to meet their needs during the planting phase of each year's production cycle and to meet their payment requirements under their Underlying Term Loans (as defined below) for a maximum of 180 days in any three year period, and (2) to members of Debtor to meet their needs during the planting phase of each year's production cycle, and (iv) provide for the issuance of, and fund any draws made under, letters of credit issued by the LC Issuing Bank (as defined in the Line of Credit Agreement) for the account of Debtor to facilitate the purchase and sale by Guarantor and its subsidiaries of vegetables and fruits.

     B. The provisions of the Line of Credit Agreement require that Debtor execute certain documents, including this Security Agreement, whereby Debtor shall grant a lien and security interest to Secured Party in all of its property, both tangible and intangible, whether now owned or hereafter acquired, as security for the performance of its obligations under the Line of Credit Agreement and the other Line of Credit Loan Documents (as defined below).

                               A G R E E M E N T S

     In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party agree as follows:


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     1. Definitions.  Capitalized terms used, but not defined, herein shall have the meaning given to such terms in the Line of Credit Agreement, if defined therein. In addition, unless otherwise defined herein, each term used herein and defined in the Uniform Commercial Code as enacted in the State of Colorado ("UCC") shall have the meaning given to such term in the UCC. As used in this Security Agreement, the following terms shall have the meanings set forth below:

     "Collateral" means the First Priority Collateral, the Second Priority Collateral and the Shared Collateral.

     "Construction   Agent"  means  CoBank  in  its  role  as  Agent  under  the
Construction Loan Agreement and each Successor Agent (as defined in the Construction Loan Agreement).

     "Construction Lenders" means CoBank, in its role as a lender under the Construction Loan Agreement, and any other entity that purchases, now or in the future, a Syndication Interest (as defined in the Construction Loan Agreement) in the Construction Loan.

     "Construction Loan" means the credit facility made available to Debtor pursuant to the Construction Loan Agreement.

     "Construction Loan Agreement" means the Credit Agreement (Construction Loan Funding) of even date herewith by and between CoBank for its own benefit as a lender and as Agent for the benefit of the present and future syndication parties as named or defined therein, and Debtor, wherein the Construction
Lenders have agreed to lend to Debtor an aggregate principal amount up to $30,000,000 for the purpose of enabling Debtor to make construction loans to eligible third parties to use for the purposes therein specified.

     "Construction Loan Documents" means the Construction Loan Agreement and any and all other present and future agreements, documents and/or instruments evidencing, documenting, securing or otherwise relating to the Construction Loan, all as the same may from time to time be amended, modified, extended, renewed or restated.

     "Hedge Agreement" means the secured interest rate hedging agreement of even date herewith executed by and between Debtor and CoBank.

     "Intercreditor Agreement" means the Intercreditor Agreement of even date herewith by and between the Construction Lenders, the Term Lenders, the Line of Credit Lenders, the Construction Agent, the Term Agent, the Line of Credit Agent and Debtor.

     "Line of Credit Agent" means CoBank in its role as Agent under the Line of Credit Agreement and each Successor Agent.


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     "Line of Credit  Lenders"  means  CoBank in its role as a lender  under the
Line of Credit Agreement and any other entity that purchases, now or in the future, a Syndication Interest in the Line of Credit Loan.

     "Line of Credit Loan Documents" means the Line of Credit Agreement, this Security Agreement and any and all other present and future agreements, documents and/or instruments evidencing, documenting, securing or otherwise relating to any or all of the Line of Credit Loan, all as the same may from time to time be amended, modified, extended, renewed or restated.

     "LOC Loan" shall have the meaning given to such term in the Loan Agreement dated as of February 14, 1996 by and between Village Farms of Texas, L.P., as borrower, Farm Credit Bank of Texas and Texas Production Credit Association, as lenders, and CoBank, as Administrative Agent.

     "Term Agent" means CoBank in its role as Agent under the Term Loan Agreement and each Successor Agent (as defined in the Term Loan Agreement).

     "Term  Lenders"  means CoBank,  in its role as a lender under the Term Loan
Agreement, and any other entity that purchases, now or in the future, a Syndication Interest (as defined in the Term Loan Agreement) in the Term Loan.

     "Term Loan" means the credit facility made available to Debtor pursuant to the Term Loan Agreement.

     "Term Loan Agreement" means the Credit Agreement (Term Loan Funding) of even date herewith by and between CoBank for its own benefit as a lender and as Agent for the benefit of the present and future syndication parties as named or defined therein, and Debtor, wherein the Term Lenders have agreed to lend to Debtor an aggregate principal amount up to $50,000,000 for the purpose of enabling Debtor to make term loans to eligible third parties to use for the purposes therein specified.

     "Term Loan Documents" means the Term Loan Agreement, the Hedge Agreement and any and all other present and future agreements, documents and/or instruments evidencing, documenting, securing or otherwise relating to any or all of the Term Loan, all as the same may from time to time be amended, modified, extended, renewed or restated.

     "Underlying Construction Loans" shall have the meaning given to such term in the Construction Loan Agreement.

     "Underlying Construction Loan Collateral" means all of Debtor's assets relating to the Underlying Construction Loans, including without limitation, all promissory notes, loan agreements, security agreements, deeds of trust, mortgages, guaranties, financing statements and other documents, agreements and instruments executed in connection with the Underlying Construction Loans and all collateral security therefor.


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     "Underlying Line of Credit Borrower" means (a) the Underlying LOC Borrowers
(as defined in the Line of Credit Agreement), and (b) all subsidiaries of with respect to which the LC Issuing Bank issues a letter of credit for the account of Debtor in order to facilitate the purchase and sale by such subsidiaries of vegetables and fruits.

     "Underlying Line of Credit Collateral" means all of Debtor's assets relating to the Underlying Line of Credit Loans, including without limitation, all promissory notes, loan agreements, security agreements, reimbursement agreements, deeds of trust, mortgages, guaranties, financing statements and other documents, agreements and instruments executed in connection with the Underlying Line of Credit Loans and all collateral security therefor.

     "Underlying Line of Credit Loans" shall mean "Underlying Loans" as defined in the Line of Credit Agreement and the reimbursement obligations owed to Debtor in connection with the issuance of Letters of Credit (as defined in the Line of Credit Agreement) pursuant to the Line of Credit Agreement.

     "Underlying Term Loan Borrowers" shall have the meaning given to such term in the Term Loan Agreement.

     "Underlying Term Loans" shall have the meaning given to such term in the Term Loan Agreement.

     "Underlying Term Loan Collateral" means all of Debtor's assets relating to the Underlying Term Loans, including without limitation, promissory notes, loan agreements, security agreements, deeds of trust, mortgages, guaranties, financing statements and other documents, agreements and instruments executed in connection with the Underlying Term Loans and all collateral security therefor.

     2. Collateral/Grant of Security Interest.

     2.1. Grant of First Priority Interest. Debtor, for consideration and to secure the Secured Obligations (as defined below), hereby grants a first priority security interest to Secured Party in the Underlying Line of Credit Collateral, tangible and intangible, wherever located and whether now owned or hereafter acquired, together with all additions, substitutions, products thereof and proceeds therefrom or arising out of the rights reflected therein, and all renewals, amendments, substitutions, and replacements of all or any part thereof, including without limitation the following property (collectively, the "First Priority Collateral"):

          (a) all promissory notes made by Underlying Line of Credit Borrowers payable to Debtor to evidence the obligations of such Underlying Line of Credit Borrowers to Debtor under their respective Underlying Line of Credit Loans (collectively, "Underlying Line of Credit Notes");


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          (b) all of Debtor's rights under (i) all loan  agreements  executed by and between Debtor and an Underlying Line of Credit Borrower in connection with an Underlying Line of Credit Loan (collectively, "Underlying Line of
     Credit  Agreements"),   (ii)  all  mortgages,   deeds  of  trust,  security
     agreements, financing statements, leasehold assignments and consents, assignments and any other documents and agreements executed as security for the obligations of an Underlying Line of Credit Borrower to Debtor (collectively, "Underlying Line of Credit Security Documents"), and (iii) any other instruments, documents or agreements executed and delivered in connection with, or to secure the obligations of an Underlying Line of
     Credit   Borrower   under  its   Underlying   Line  of   Credit   Agreement
     (collectively,  with its Underlying Line of Credit Note, Underlying Line of
     Credit  Agreement  and  Underlying  Line  of  Credit  Security   Documents,
     "Underlying Line of Credit Documents");

          (c) all assets and properties acquired by Debtor through foreclosure, or deed in lieu of foreclosure, on collateral for an Underlying Line of Credit Loan, including without limitation the following:

               (i) all of an Underlying Line of Credit Borrower's  right,  title and interest in and to all permits, licenses, franchises, certificates, plans and specifications, studies, contract rights (but not obligations), claims against third parties, judgments, awards, building materials, rights for utilities and other rights and privileges obtained in connection with its Greenhouse Facility and the real property on which its Greenhouse Facility is built ("Property"), and all equipment, fixtures, and other personal property of any kind or character, now or later located on or about its Property and its Greenhouse Facility or used in connection with the construction or operation thereof, or stored off its Property for future incorporation on or about its Property and its Greenhouse Facility, together with all accessories thereto, replacements thereof and substitutions therefor;

               (ii) all seed, fertilizer and other supplies, and all crops now or in the future planted or growing on an Underlying Line of Credit Borrower's Property, all crops harvested now or in the future on its Property ("Produce") and all other farm products, and the products and cash and non-cash proceeds of such crops, including general intangibles, instruments, and Paid In Kind certificates and any governmental subsidies, rebates or other payments with respect to farming or related operations of such Underlying Line of Credit Borrower on its Property or otherwise under any governmental programs;

               (iii) all of the rents,  bonuses,  royalties,  revenues,  income, proceeds, damages, profits and other benefits and income paid or payable to an Underlying Line of Credit Borrower from its Property and the improvements located thereon, the Leases (as defined below), or from the use, possession, operation, or sale of its Property and the improvements located thereon, including without limitation any insurance or condemnation proceeds; and



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               (iv)  any  and  all  leases,  subleases,  assignments,  licenses, concessions or other agreements (written or oral, now or later in effect) which grant a possessory interest in and to, or the right to use, all or any part of an Underlying Line of Credit Borrower's Property and the improvements located thereon ("Leases"), and any and all security and other deposits made in connection with the Leases and all guaranties of those leases, including also any oil, gas and mineral leases, and any bonuses, royalties, and other income from Leases.

     2.2. Grant of Second Priority Security Interest. Debtor, for consideration and to secure the Secured Obligations, hereby grants a second priority security interest to Secured Party in (a) the Underlying Construction Loan Collateral, wherever located and whether now owned or hereafter acquired, together with all additions, substitutions, products thereof and proceeds therefrom or arising out of the rights reflected therein, and all renewals, amendments, substitutions, and replacements of all or any part thereof, to be shared pari passu with the Term Agent pursuant to the terms and provisions of the Intercreditor Agreement, and (b) the Underlying Term Loan Collateral, wherever located and whether now owned or hereafter acquired, together with all additions, substitutions, products thereof and proceeds therefrom or arising out of the rights reflected therein, and all renewals, amendments, substitutions, and replacements of all or any part thereof, to be shared pari passu with the Construction Agent pursuant to the terms and provisions of the Intercreditor Agreement (all of the foregoing shall be collectively referred to herein as the "Second Priority Collateral").

     2.3. Grant of First Priority Security Interest. Debtor, for consideration and to secure the Secured Obligations, hereby grants a first priority security interest to Secured Party to be shared pari passu with the Construction Agent and the Term Agent pursuant to the terms and provisions of the Intercreditor Agreement in all assets and properties of Debtor other than the First Priority Collateral and the Second Priority Collateral, tangible and intangible, wherever located and whether now owned or hereafter acquired, together with all additions, substitutions, products thereof and proceeds therefrom or arising out of the rights reflected therein, and all renewals, amendments, substitutions, and replacements of all or any part thereof, including without limitation the following property to the extent that it is not included in the First Priority Collateral or the Second Priority Collateral (collectively, the "Shared Collateral"):

          all fixtures; furniture; furnishings, accounts; inventory (including without limitation, returned or repossessed goods); chattel paper; instruments, drafts; letters of credit; money; utility and other deposits, documents; equipment; tools; machinery; goods; motor vehicles; investment property; general intangibles (including without limitation, litigation rights and resulting judgments, goodwill, patents, tradenames, trade secrets, trademarks and other intellectual property, tax refunds, miscellaneous rights to payment, entitlements, uncertificated securities, margin accounts,



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          computer  programs,   invoices,  books,  records  and  other
          information   relating   to  or  arising   out  of  Debtor's
          business).

     3. Secured Obligations. The security interests granted to Secured Party under this Security Agreement shall secure the payment and performance of the obligations to, and covenants and agreements of Debtor made for the benefit of, the Line of Credit Lenders under the Line of Credit Loan Documents ("Secured Obligations").

     4. Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

     4.1. Organization; Power and Authority, etc. Debtor is duly organized and validly existing under the laws of the State of Delaware. Debtor has all necessary power and authority to own its property, to carry on its business as now owned and operated by it, and to make the Underlying Line of Credit Loans. Debtor is duly qualified to do business and is in good standing in all jurisdictions in which the failure to be so qualified would have a Material Adverse Effect.

     4.2. Due Authorization; Power. The execution, delivery and performance by Debtor of this Security Agreement and the other Line of Credit Loan Documents are within the powers of Debtor and have been duly authorized by all necessary action on the part of Debtor.

     4.3. Consents; Approvals. Debtor has obtained all consents or approvals of any Person which are necessary for, or are required as a condition of, the execution, delivery and performance of, and the enforcement of Secured Party's rights and remedies under, this Security Agreement.

     4.4. Title to Collateral. Debtor is the true and lawful owner of all existing Underlying Line of Credit Loans, has full power and authority to pledge and grant a security interest in the Underlying Line of Credit Loans and the Underlying Line of Credit Documents, and has not granted any right or interest in any existing or future Underlying Line of Credit Loans or the Underlying Line of Credit Documents to any person or entity other than Secured Party, except for the second priority security interest granted to the Construction Agent and the Term Agent under the Construction Loan Documents and the Term Loan Documents, respectively. Except as otherwise permitted hereunder or under the Line of Credit Agreement and subject to the terms of the Intercreditor Agreement, Debtor has good title to the Collateral free of all adverse claims, interests, liens, or encumbrances and has full power and authority to sell, transfer, pledge, and grant to Secured Party a security interest in, the Collateral.

     4.5. Underlying Line of Credit Loans. With respect to the Underlying Line of Credit Loans:



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          (a) no default or event which with  notice  and/or the passage of time would become a default under any of the Underlying Line of Credit Documents for any Underlying Line of Credit Loan has occurred and is continuing;

          (b) the proceeds of each existing Underlying Line of Credit Loan have been, and the proceeds of each future Underlying Line of Credit Loan will be, used for the purposes permitted under Sections 3.1 and 3.2 of the Line of Credit Agreement;

          (c) with respect to all existing Underlying Line of Credit Loans, the Underlying Line of Credit Documents have been duly executed by the all parties thereto and constitute the legal, valid and binding obligation of all parties thereto, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, and similar laws affecting the rights of creditors generally or the availability of equitable remedies, and are free from any right of set-off, counterclaim or other claim or defense;

          (d) each existing Underlying Line of Credit Loan is, and all future Underlying Line of Credit Loans will be, secured by a first lien and security interest in favor of Debtor in all assets of the Underlying Line of Credit Borrower, free and clear of all other liens, security interests, restrictions, adverse claims or defenses, except where the Underlying Line of Credit Documents approved by Secured Party specifically state otherwise;

          (e) to Debtor's knowledge and belief, there is no misstatement of a material fact, nor an omission to state a material fact, in any of the financial statements, projections, budgets or other information furnished by or on behalf of any existing Underlying Line of Credit Borrower, nor, has anything occurred subsequent to the furnishing of such information which would have a material adverse effect on the results of operation, business, property, or prospects of any existing Underlying Line of Credit Borrower.

     4.6. Principal Office; Collateral; Books and Records. The principal place of business and, if Debtor has more than one place of business, the chief executive office ("Principal Office") of Debtor and the locations of all Collateral, other than Collateral in the possession of the Construction Agent, the Term Agent or the Line of Credit Agent, and Debtor's books and records are listed on Exhibit 4.6 attached hereto.

     5. Covenants of Debtor. Debtor covenants to Secured Party that:

     5.1. Title to Collateral. Except as otherwise permitted hereunder or under the Line of Credit Agreement, Debtor shall not create or permit the existence of any adverse claims, interests, liens, or other encumbrances against any of the Collateral. Debtor shall (a) provide prompt written notice to Secured Party of any future adverse claims, interests, liens, or encumbrances against any Collateral, (b) promptly obtain a



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release or discharge of any such claims, interests, liens, or other encumbrances and (c) diligently defend Debtor's and Secured Party's interests in the Collateral.

     5.2. Location of Debtor, Collateral and Books and Records. Debtor will not change any place of business, its chief executive office, the location of any Collateral or the location of its books and records without giving at least thirty (30) days' prior written notice to Secured Party and furnishing Secured Party with such documents as Secured Party may reasonably request pursuant to
Section 5.10 hereof prior to taking any such action.

     5.3. Books and Records. Debtor shall keep proper books of record and account in which complete and correct entries will be made of all of Debtor's dealings in accordance with GAAP.

     5.4. Inspection of Collateral. Upon Secured Party's request, Debtor shall allow Secured Party, the Line of Credit Lenders or persons designated by any of them, during normal business hours or at such other times as the parties may agree, to: (a) examine the Collateral, wherever located, (b) examine and make extracts or copies from Debtor's books and records; and (c) discuss Debtor's affairs, finances, operations, and accounts with its respective officers, directors, employees, and independent certified public accountants.

     5.5. Transfers, Dispositions and Encumbrances. Except as otherwise permitted hereunder or under the Line of Credit Agreement, (a) Debtor will not offer to sell, sell, transfer or otherwise dispose of any of the Collateral or any interest therein, and (b) Debtor will not create, incur, or permit to exist any mortgage, lien, charge, encumbrance, or security interest whatsoever with respect to the Collateral.

     5.6. Maintenance and Repair; Taxes; Insurance. Debtor will keep the Collateral in good order and repair and adequately insured at all times in accordance with the provisions of the Line of Credit Agreement. Debtor will pay promptly all taxes and other governmental charges with respect to the Collateral when due and payable except as otherwise permitted hereunder or under the Line of Credit Agreement. Secured Party or the Line of Credit Lenders, at their option, may (a) discharge (i) any taxes or other governmental charges that Debtor is required to pay but fails to pay, unless such taxes or governmental charges are being contested in good faith by appropriate actions or proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made for such taxes or other governmental charges, and (ii) liens, security interests, or other encumbrances to which any Collateral is at any time subject that are not permitted hereunder or under the Line of Credit Agreement, and (b) upon the failure of Debtor to do so, purchase insurance on any insurable Collateral and pay for the repair, maintenance, or preservation thereof, and Debtor agrees to reimburse Secured Party and the Line of Credit Lenders on demand for any payment or expenses incurred by any of them pursuant to the foregoing authorization and any unreimbursed amounts shall constitute amounts owing under the Secured Obligations for all purposes under this Security Agreement.

     5.7. Compliance with Laws. Debtor shall not use the Collateral in violation of any applicable statutes, regulations or ordinances where such violation would have a Material Adverse Effect.

     5.8. Change in Structure or Name. Debtor shall not, without the prior written consent of Secured Party, change its name or business structure.

     5.9. Underlying Line of Credit Documents. Debtor shall take all such actions as are necessary to maintain the Underlying Line of Credit Documents in full force and effect. Without the consent of Secured Party, Debtor shall not amend, supplement, grant consents, or otherwise modify or waive compliance with any provision of any Underlying Line of Credit Document. Each Underlying Line of Credit Loan shall be secured by a first lien on all the assets of the Underlying Line of Credit Borrower, except where the Underlying Line of Credit Documents for such Underlying Line of Credit Loan approved by Secured Party specifically state otherwise.

     5.10. Possession of Collateral; Further Assurances. Debtor shall (a) deliver promptly to Secured Party, with such endorsement as Secured Party shall require, all instruments and documents comprising part of the First Priority Collateral or the Shared Collateral, now owned or hereafter acquired, of which possession is required in order to perfect the security interests of Secured Party granted herein, (b) upon demand, execute, assign and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments and other evidences of payment or writings constituting or relating to any of the Collateral, and (c) execute from time to time financing statements and any other documents in form and content satisfactory to Secured Party and perform such other acts, including without limitation the notation of Secured Party's interest on the face of all chattel paper, as Secured Party may reasonably request to perfect, maintain and continue a valid security interest in the Collateral, and Debtor will pay all costs associated with the filing or recordation of any such documents.

     6. Events of Default. Debtor shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Line of Credit Agreement ("Event of Default").

     7.Rights Upon Default.

     7.1. General. Upon the occurrence of an Event of Default and at any time thereafter (unless such Event of Default has been waived in writing by Secured Party), Secured Party may declare the Secured Obligations immediately due and payable, and Secured Party shall, subject to the provisions of the Intercreditor Agreement, have all the rights and remedies of a secured party under Article 9 of the UCC or other applicable law and all the rights provided herein, in the Line of Credit

Agreement, or in any other instruments and documents executed and delivered in connection with, or to secure the obligations of Debtor under, the Line of Credit Agreement, all of which rights and remedies shall, to the full extent permitted by law, be cumulative.

     7.2. Right of Secured Party to Take Possession and Dispose of Collateral. Upon the occurrence of an Event of Default, subject to and to the extent permitted by the provisions of the UCC or other applicable law and the Intercreditor Agreement, unless such Event of Default has been waived in writing by Secured Party, Secured Party shall have the right to:

          (a) take possession of the Collateral and enter upon the premises on which the Collateral or any part thereof may be situated and remove the Collateral from those premises and thereafter to hold, store, and/or use, operate, manage, and control the Collateral;

          (b) require Debtor to deliver the Collateral to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; and

          (c) sell, lease or otherwise dispose of any or all of the Collateral in its then present condition or following any commercially reasonable preparation or processing thereof, whether by public or private sale, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as may be acceptable to Secured Party, and Secured Party may purchase the Collateral at any public sale.

     7.3. Notice of Disposition of Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give notice to Debtor of any sale or other disposition by Secured Party with respect to any Collateral which is subject to Article 9 of the UCC at the address for Debtor specified above, or such other address as may from time to time be shown on Secured Party's records, at least five (5) Business Days prior to such action. Any such notice shall be deemed to meet any requirement hereunder or under an applicable law (including without limitation the UCC) that reasonable notification be given of the time and place of such sale or other disposition. Debtor consents and agrees that, in addition to the other rights and remedies provided to Secured Party in this
Article 7, Secured Party may, in lieu of, or prior to, selling the Collateral at public or private sale, retain any payments received on account of any of the Collateral and apply the same to amounts owing under the Secured Obligations until such time as the Secured Obligations have been paid in full.

     7.4. Right of Secured Party to Use and Operate Collateral. Upon taking possession of the Collateral, Secured Party may, from time to time, make all repairs, replacements, alterations, additions, and improvements to and of the Collateral that Secured Party deems proper. Debtor agrees to reimburse Secured Party on demand for any expenses incurred by Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute amounts owing under the Secured Obligations for all purposes under this Security Agreement. In any such case, subject to and to the extent permitted by the provisions of the Intercreditor Agreement, the UCC, or other applicable law, Secured Party shall have the right to operate, manage and control the Collateral and to carry on Debtor's business and to exercise all rights and powers of Debtor in respect to the Collateral as Secured Party shall deem best, including the right to enter into any agreements with respect to the Collateral or any part thereof, that Secured Party sees fit; and Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues, and other income of the Collateral and every part thereof. Such rents, issues, profits, fees, revenues, and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, and improvements, and to make all payments which Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance, and other charges upon the Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Security Agreement (including reasonable attorneys' fees and expenses). The remainder of such rents, issues, profits, fees, revenues, and other income shall be applied to the payment of the Secured Obligations in such order of priority as Secured Party shall determine in accordance with the provisions of the Intercreditor Agreement and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus from the sale of the Collateral shall be returned to Debtor. Without limiting the generality of the foregoing, but subject to the provisions of the Intercreditor Agreement, Secured Party shall have the right to apply for and have a receiver appointed ex-parte by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies hereunder in order to manage, protect, and preserve the Collateral and continue the operation of the business of Debtor and to collect all revenues and profits thereof and apply them to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations as described above until a sale or other disposition of the Collateral shall be finally made and consummated.

     7.5. Collection of Accounts. Upon the occurrence of any Event of Default, unless such Event of Default has been waived in writing by Secured Party, Secured Party shall, subject to the provisions of the Intercreditor Agreement, have the right at any time and from time to time, without notice, to (a) notify account debtors that accounts have been assigned to Secured Party; (b) advise account debtors of Secured Party's security interest and/or instruct account debtors to make payments directly to Secured Party; (c) charge to any escrow or other account of Debtor with Secured Party or any Line of Credit Lender or controlled by any of them, any item of payment received by Secured Party which is dishonored by the drawee or maker thereof; (d) endorse all items of payment made payable to Debtor which may come into the possession of Secured Party; (e) collect all accounts in Secured Party's name or Debtor's name and take control of any cash or non-cash proceeds of accounts and of any returned or repossessed goods; (f) compromise, extend or renew the amount owing on any account or deal with any account as Secured Party may deem advisable; and (g) make exchanges, substitutions or surrenders of collateral for any account. Once any or all account debtors have been notified, whether by Debtor or Secured Party, to make payment directly to Secured Party, all amounts and proceeds received by Debtor in respect of such accounts shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be immediately paid over to Secured Party in the same form as so received. Such actions and the application of any such amounts to the Secured Obligations shall not be deemed to constitute retention in satisfaction of the Secured Obligations under Section 4-9-505 of the UCC and any comparable provision of the Uniform Commercial Code as enacted in any other state where the Collateral is located.

     7.6. Rights of Secured Party With Respect to the Securities Collateral. Upon the occurrence of any Event of Default, unless such Event of Default has been waived in writing by Secured Party:

          (a) Secured Party, in its discretion, and without notice to Debtor, may, subject to the provisions of the Intercreditor Agreement, take any one or more of the following actions without liability except to account for property actually received by it: (i) transfer to or register in its name or the name of its nominee any stock certificates or evidence of other equity interests included in the Collateral ("Securities Collateral"), with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them as additional Collateral or apply them to the Secured Obligations in any order of priority; (ii) exercise or cause to be exercised all voting and corporate powers with respect to any of the Securities Collateral so registered or transferred, including (1) all rights to call or require shareholders meetings and to remove or elect directors, and (2) all rights of proxy appointments, conversion, exchange, subscription or any other rights, privileges or options pertaining to such Securities Collateral, as if the absolute owner thereof; (iii) exchange any of the Securities Collateral for other property upon a reorganization, recapitalization, reclassification or other readjustment and, in connection therewith, deposit any of the Securities Collateral with any depository upon such terms as Secured Party may determine; and (iv) in its name or in the name of Debtor, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Securities Collateral, and Secured Party further shall have the right at any time to sign and endorse the name of Debtor upon any stock certificate, stock power, check, draft, money order, or any other documents of title or evidences of payment with respect to the Securities Collateral, in the name of Debtor, it being the intention of Debtor to grant to Secured Party the right to sell any portion or all of the Securities Collateral and the proceeds therefrom, upon the occurrence of an Event of Default hereunder.

          (b) If Secured Party in good faith believes that the Securities Act of 1933 ("Act") or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Securities
     Collateral,   Secured  Party  may,
     subject to the provisions of the Intercreditor Agreement, sell such Securities Collateral privately or in any other manner deemed advisable by Secured Party at such price or prices as Secured Party determines in its sole discretion. Debtor recognizes that such prohibition or restriction may cause the Securities Collateral to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held. Secured Party may sell the Securities Collateral in one or more sales or parcels, for cash, credit or future delivery, and with or without the use of a stockbroker, as Secured Party may deem advisable. Secured Party may be the purchaser of any or all of the Securities Collateral. In the event that Secured Party elects to sell all or any part of the Securities Collateral in a public sale, Debtor shall use its best efforts to register and qualify the Securities Collateral, or the applicable part thereof, under the Act and all state securities laws, and all expenses thereof shall be payable by Debtor, including, but not limited to, all costs of registration or qualification of any Securities Collateral under the Act and any state securities laws, and the sale of such Securities Collateral, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees and disbursements, and expenses of transfer and sale.

          (c) Notwithstanding any provision herein to the contrary, CoBank may transfer, dispose or liquidate Debtor's CoBank Equity Interests in accordance with its usual procedures and in accordance with its bylaws and capital plan as applicable to cooperative borrowers generally.

     7.7. Collection of Underlying Line of Credit Notes. Upon the occurrence of any Event of Default, unless such Event of Default has been waived in writing by Secured Party, Secured Party may, subject to the provisions of the Intercreditor Agreement, (a) notify and require each Underlying Line of Credit Borrower to make all payments owing on the Underlying Line of Credit Notes directly to Secured Party, (b) endorse all items of payment, with respect to amounts owing under Underlying Line of Credit Notes, made payable to Debtor which may come into the possession of Secured Party; (c) collect amounts owing under the Underlying Line of Credit Notes in Secured Party's name or Debtor's name; (d) compromise, extend or renew the amount owing on any Underlying Line of Credit Loan or deal with any Underlying Line of Credit Loan as Secured Party may deem advisable; (e) make exchanges, substitutions or surrenders of collateral for any Underlying Line of Credit Loan, and (f) declare the Underlying Line of Credit Loans immediately due and payable, exercise all rights of Debtor under the Underlying Line of Credit Documents and foreclose on all collateral for the Underlying Line of Credit Loans in accordance with the rights of Debtor under the Underlying Line of Credit Documents. Once any or all Underlying Line of Credit Borrowers have been notified, whether by Debtor or Secured Party, to make payment directly to Secured Party, all amounts and proceeds received by Debtor in respect of such Underlying Line of Credit Loans shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be immediately paid over to Secured Party in the same form as so received. Debtor agrees that by taking such action Secured Party will be deemed to have acted in a commercially reasonable manner and that such action by Secured Party will not be deemed to constitute retention of the Underlying Line of Credit Notes in satisfaction of the Secured Obligations under Section 4-9-505 of the UCC and any comparable provision of the Uniform Commercial Code as enacted in the state where Debtor is located or otherwise.

     8. General Provisions.

     8.1. Appointment and Rights of Agent. Debtor acknowledges, agrees, and consents (a) to the appointment by the Line of Credit Lenders of CoBank as Agent under the Line of Credit Agreement ("Agent") for the purposes of administering certain aspects of the Line of Credit Loan, (b) that CoBank as Agent is acting for the benefit of the Line of Credit Lenders hereunder, and (c) that in the event that a Successor Agent is appointed for CoBank in its capacity as Agent in accordance with the provisions of the Line of Credit Agreement and written notification thereof is provided to Debtor by CoBank, any Line of Credit Lender or such Successor Agent, such Successor Agent shall be entitled to exercise all the rights of Secured Party hereunder, and that Debtor will perform all its obligations hereunder with respect to such rights as it may be directed by such Successor Agent.

     8.2. Amendment, Modification, and Waiver. Without the prior written consent of Secured Party and Debtor, no amendment, modification, or waiver of, or consent to any departure by Debtor from, any provision hereunder shall be effective. Any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. No waiver by Secured Party of any default shall be effective unless in writing, and any such waiver shall not operate as a waiver of any other default or the same default on a future occasion. The taking of the security interest created by this Security Agreement shall not be deemed to waive or impair any other security interest Secured Party may have or hereafter acquire for the payment of the Secured Obligations, nor shall the taking of any such additional security interest waive or impair this Security Agreement; but Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of setoff against Debtor. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.

     8.3. Costs and Attorneys' Fees. Debtor will, upon demand, pay to Secured Party and the Line of Credit Lenders the amount of any and all expenses, including the reasonable attorneys' fees and expenses of counsel for Secured Party and the Line of Credit Lenders and of any experts and agent, which Secured Party and the Line of Credit Lenders may incur in connection with (a) the administration of this Security Agreement upon the occurrence of an Event of Default, unless and until such Event of Default has been waived in writing by Secured Party; (b) the collection, retaking, storage, custody, preservation, use or operation of, preparing for sale, selling or other disposition and delivery, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of Secured Party hereunder; or (d) the failure by Debtor to perform or observe any of the provisions hereof.

     8.4. Revival of Obligations. To the extent Debtor or any third party makes a payment or payments to Secured Party or Secured Party enforces its security interest or exercises any right of setoff, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, then, to the extent of such recovery, the Secured Obligations or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made, or such enforcement or setoff had not occurred.

     8.5. Performance by Secured Party. In the event Debtor shall at any time fail to pay or perform punctually any of its obligations hereunder, Secured Party may, at its option and without notice to or demand upon Debtor, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of such duties. All costs and expenses incurred by Secured Party in connection therewith, together with interest thereon at the Default Interest Rate set forth in the Line of Credit Agreement, shall become part of the Secured Obligations and be paid by Debtor upon demand.

     8.6. Power of Attorney. Secured Party is hereby appointed Debtor's attorney-in-fact, with full power of substitution, at Secured Party's option and Debtor's expense, to do all acts and things which Secured Party may reasonably deem necessary to perfect and continue to perfect the security interest created by this Security Agreement, to protect its interest in the Collateral, and, upon the occurrence of an Event of Default hereunder (unless and until such Event of Default has been waived in writing by Secured Party), to protect or enforce and collect on the Collateral subject to the provisions of the Intercreditor Agreement, including without limitation:

          (a) to obtain and adjust the insurance required to be maintained hereunder;

          (b) to ask, demand, collect, sue for, recover, compromise, receive and give receipts for moneys due and to become due under the Underlying Line of Credit Documents;

          (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with (a) above;

          (d) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and

          (e) to collect the Underlying Line of Credit Loans and Underlying Line of Credit Notes and to enforce all rights and remedies available to Debtor under the Underlying Line of Credit Documents and to endorse all items of payment on the Underlying Line of Credit Loans made payable to Debtor which may come into the possession of Secured Party.

The power vested in Secured Party as Debtor's attorney-in-fact is, and shall be deemed to be, coupled with an interest and cannot be revoked.

     8.7. Protection of Collateral. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral. Secured Party shall further be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Security Agreement, and Secured Party shall not be responsible for any failure to exercise such rights nor for its delay in so doing. Secured Party shall be deemed to have exercised reasonable care as custodian of the Collateral if it takes such action to protect and preserve the Collateral as Debtor shall request, but failure to honor any such request shall not be deemed to be a failure by Secured Party to exercise reasonable care. The care which Secured Party gives to the safekeeping of its property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession.

     8.8. Additional Rights of Secured Party. Secured Party, in its discretion, and without notice to Debtor, may take any one or more of the following actions without liability except to account for property actually received by it: (a) after the occurrence of an Event of Default, unless such Event of Default has been waived in writing by Secured Party, renew, extend, or otherwise change the terms and conditions of any of the Collateral; (b) take or release any other collateral as security for any of the Collateral or the Secured Obligations; and
(c) add or release any guarantor, endorser, surety or other party to any of the Collateral or Secured Obligations.

     8.9. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns, except that Debtor may not assign or transfer its rights or obligations hereunder without the prior written consent of Secured Party.

     8.10. Advances. Nothing herein contained shall be construed to obligate the Line of Credit Lenders to make any loans or advances to Debtor and the sole purpose of this Security Agreement is to provide collateral security for the Secured Obligations.

     8.11. Severability. Should any provision of this Security Agreement be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Security Agreement and all remaining provisions of this Security Agreement shall be fully enforceable.

     8.12. Governing Law. This Security Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder in respect of any particular collateral, are governed by the laws of a jurisdiction other than the State of Colorado.

     8.13. Notices. Notices by any party hereto to any other party hereto shall be given as provided in the Line of Credit Agreement.

     8.14. Financing Statement. A copy, including a photocopy, of this Security Agreement may be filed as a financing statement. Debtor authorizes Secured Party to file financing statements without Debtor's signature where permitted by law.

     8.15. Conflict with Line of Credit Agreement. In the event of a conflict between the terms of this Security Agreement and those of the Line of Credit Agreement, the provisions of the Line of Credit Agreement shall control.

     This Security Agreement is executed as of the date first above written.

                                      DEBTOR:
                                      VILLAGE FARMS INTERNATIONAL
                                      FINANCE ASSOCIATION, a cooperative
                                      corporation formed under the laws of the state of Delaware

                                      By:
                                         ---------------------------------------
                                      Name:  J. Kevin Cobb
                                      Title: Vice President

                                      SECURED PARTY:
                                      COBANK, ACB, as Agent on behalf of and for the benefit of the Line of Credit Lenders

                                      By:
                                         ---------------------------------------
                                      Name:  Greg Somerhalder
                                      Title: Vice President


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